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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT 1934

       Date of Report (date of earliest event reported): November 23, 2005

                     AMERICAN ORIENTAL BIOENGINEERING, INC.
               (Exact name of registrant as specified in charter)

                                     NEVADA
                 (State or other jurisdiction of incorporation)

        0-29785                                           84-0605867
(Commission File Number)                       (IRS Employer Identification No.)

           NO. 308 XUEFU ROAD, NANGANG DISTRICT, HARBIN, CHINA, 150086
           -----------------------------------------------------------
              (Address of principal executive offices and zip Code)

                                86-451-8666-6601
                                ----------------
               (Registrant's telephone number including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 7.01. REGULATION FD DISCLOSURE

         On November 23, 2005, American Oriental Bioengineering, Inc.(the "Company") issued a press release announcing that the Company is conducting a private offering to "accredited" investors with respect to a private offering of up to 12,500,000 of the Company's units, each unit consisting of one share of the Company's common stock and three-tenths of one warrant to purchase one share of common stock, for aggregate proceeds of up to approximately $60 million. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

             (c)  Exhibits:


                   99.1    Press Release, dated November 23, 2005.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AMERICAN ORIENTAL BIOENGINEERING, INC.


                                         By: /s/ Yahchun Li
                                             -----------------------------------
                                         Name:  Yahchun Li
                                         Title: Acting Chief Financial Officer

         Dated: November 23, 2005

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                                  EXHIBIT INDEX



       Exhibit No.         Description
       -----------         -----------

          99.1             Press Release, dated November 23, 2005.






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